Exhibit 99.2

Federal Home Loan Bank of Boston 77th Annual Shareholders Meeting April 23, 2010

2 Federal Home Loan Bank of Boston Today’s Agenda 2009: A Year of Change and Challenge Financial Results Economy, Industry, and Legislation Keynote Address: William D. Cohan Adjourn

3 Federal Home Loan Bank of Boston Forward-Looking Statements This presentation, including the first quarter 2010 highlights herein, uses forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are based on the Bank’s expectations as of the date hereof. The words “will,” “may,” “target,” “predict,” “expect,” “project,” “likely,” and similar statements and their plural, negative, past, and progressive forms as well as statements about the Bank’s operating plan are used in this notification to identify some, but not all, of such forward-looking statements. The Bank cautions that, by their nature, forward-looking statements involve risks and uncertainties, including, but not limited to, the application of accounting standards relating to, among other things, the amortization of discounts and premiums on financial assets, financial liabilities, and certain fair-value gains and losses; hedge accounting of derivatives and underlying financial instruments; the fair values of financial instruments, including investment securities and derivatives; and other-thant-emporary impairment of investment securities, in addition to instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in interest rates, and prepayment spreads on mortgage assets. The Bank does not undertake to update any forward-looking statement herein or that may be made from time to time on behalf of the Bank.

Federal Home Loan Bank of Boston 2009: A Year of Change and Challenge

5 Federal Home Loan Bank of Boston 2009: A Year of Change and Challenge Consistently strong core business as balance sheet contracted Weakness in economy, housing and credit markets, and high unemployment directly affected Bank’s portfolio of private-label mortgage-backed securities, profitability, and retained earnings Analysis of business and operating environment led to changes in management team and reductions in staff and operating expenses Ten members joined the Bank Collectively purchased $27.5 million in capital stock Twentieth anniversary of Affordable Housing Program

6 Federal Home Loan Bank of Boston Twenty Years of the Affordable Housing Program National Housing Conference 2010 Program of the Year Award Twenty-Year Results *Federal Housing Finance Agency database as of June 30, 2009 In 2010, Bank will award $5 million accelerated from future net profits through the Affordable Housing Program and Equity Builder Program Since 2003, more than $13 million disbursed to members participating in the Equity Builder Program, assisting more than 1,200 home buyers 2010 also marks 10-year anniversary of Greater Boston Affordable Housing Development Competition Boston FHLBank System Grants and subsidies $185 million $3.7 billion* Units 22,300 674,100*

7 Federal Home Loan Bank of Boston Current Business Issues Bank committed to preserving capital and building retained earnings to protect against unexpected losses Moratorium on excess stock repurchases Dividend suspension Goal: restore consistent profitability and normal operations so that we can pay a dividend, repurchase excess stock, and more fully fund the Affordable Housing Program Bank continues to provide a dependable source of liquidity, develop new products and services that help you succeed, and look at additional enhancements

8 Federal Home Loan Bank of Boston Operating Plan Board, management, and staff developed a five-year plan Prudent, profitable asset and earnings growth Thoughtful expense reduction that will not impact quality and level of member service Product development to help you meet your funding and balance-sheet needs As part of plan, board adopted revised retained earnings target Plan has been evaluated under range of economic scenarios

9 Federal Home Loan Bank of Boston New Products and Enhancements 2009 Letters of credit for nonhousing tax-exempt bonds Expander advance Advance Restructuring Economic Stimulus advance MPF Xtra™ 2010 Direct+ Refundable letters of credit Collar, Corridor, and other advances in development Members’ continued use of Bank products helps us return to consistent profitability

Federal Home Loan Bank of Boston Financial Results

11 Federal Home Loan Bank of Boston First Quarter 2010 Highlights $5.7 million REFCorp $2.5 million AHP Assets $61.6 billion Advances $35.2 billion Pre-Assessment Net Income Before OTTI, REFCorp and AHP $54.0 million Credit-Related OTTI Losses $(22.8 million) Net Income $22.9 million

12 Federal Home Loan Bank of Boston Total Assets, Advances, and MPF 57.5 37.3 4.5 78.2 55.7 4.1 80.4 56.9 4.2 62.5 37.6 3.5 61.6 35.2 3.4 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 In Billions 2006 2007 2008 2009 Q1 2010 Total Assets Advances MPF

13 Federal Home Loan Bank of Boston Total Investments and Private-Label Mortgage-Backed Securities 5.9 1.3 8.0 6.0 2.0 9.9 4.0 4.8 10.1 2.2 5.9 12.8 2.1 6.2 14.0 $0 $5 $10 $15 $20 $25 In Billions 2006 2007 2008 2009 Q1 2010 PLMBS Agency MBS Other 15.2 17.9 18.9 20.9 22.3 Investments include available-for-sale securities, held-to-maturity securities, trading securities, interest-bearing deposits, securities purchased under agreements to resell, and federal funds sold, shown at carrying value.

14 Federal Home Loan Bank of Boston Net Income 195.8 198.2 (115.8) (186.8) 22.9 ($200) ($100) $0 $100 $200 In Millions 2006 2007 2008* 2009 Q1 2010 *Includes $349.1 million of noncredit losses on PLMBS, subsequently reclassified to accumulated OCI upon adoption of amended accounting guidance related to OTTI.

15 Federal Home Loan Bank of Boston Pre-Assessment Net Income Before OTTI, REFCorp, and AHP 266.6 270.0 265.9 257.3 54.0 $0 $50 $100 $150 $200 $250 $300 In Millions 2006 2007 2008 2009 Q1 2010

16 Federal Home Loan Bank of Boston Return on Average Assets and Average Equity 0.33% 7.2% 0.30% 7.0% -0.14% -3.2% -0.27% -6.5% 0.15% 3.3% -8% -6% -4% -2% 0% 2% 4% 6% 8% 2006 2007 2008 2009 Q1 2010 Return on Average Assets Return on Average Equity

17 Federal Home Loan Bank of Boston Total Capital In Millions 187 3 2,343 226 (2) 3,164 (20) (135) 3,585 143 (1,022) 3,643 166 (927) 3,646 ($1,500) ($1,000) ($500) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2006 2007 2008 2009 Q1 2010 Class-B Stock Accumulated OCI Retained Earnings 2,533 3,388 3,430 2,764 2,885

18 Federal Home Loan Bank of Boston Regulatory Capital Ratio 4.4% 4.4% 4.6% 6.2% 6.3% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 2006 2007 2008 2009 Q1 2010 Minimum

19 Federal Home Loan Bank of Boston Market Value of Equity/Par Stock Continues to Improve Since 2008 Low 109.4% 102.6% 48.1% 77.6% 81.5% 0% 20% 40% 60% 80% 100% 120% 2006 2007 2008 2009 Q1 2010

20 Federal Home Loan Bank of Boston Private-Label Mortgage-Backed Securities $31 million $68.13 $67.54 $71.87 $97.46 $45 million Subprime 2004 and prior $130 million $97.55 $96.57 $82.79 $99.60 $431 million CMBS 2003 and prior Collateral Vintage Par Value 12/31/07 Avg. Price 12/31/07 Avg. Price 12/31/08 Avg. Price 12/31/09 Avg. Price 3/31/10 Par Value 3/31/10 Alt-A 2007 and prior $3.2 billion $97.28 $52.41 $52.60 $53.98 $1.8 billion Pay Option 2004 to 2007 $1.4 billion $95.73 $44.64 $48.84 $53.49 $1.1 billion Prime 2007 and prior $900 million $99.00 $74.59 $82.26 $84.13 $400 million Total $6.0 billion $97.35 $55.04 $58.28 $59.27 $3.4 billion

21 Federal Home Loan Bank of Boston Private-Label Mortgage-Backed Securities No private-label mortgage-backed securities purchased since 2007 60 percent concentrated in “sand states” High foreclosure and delinquency rates Value going forward is hard to predict Function of housing prices, delinquency, foreclosure, unemployment, and loss severities, among other variables Could add volatility to Bank’s balance sheet and affect earnings for some time

22 Federal Home Loan Bank of Boston Timetable for Dividends and Excess Stock Repurchases Preservation of capital essential; need to demonstrate consistent profitability and retained earnings growth before resuming dividends Revised operating plan implemented, but some components require regulatory review Two quarters of positive net income; hopeful for balance of 2010, but economy, interest rates, and value of PLMBS will be important factors in the outcome Will keep you apprised of developments, and ensure open communication Member outreach meetings to start again in summer

Federal Home Loan Bank of Boston Economy, Industry, and Legislation

Federal Home Loan Bank of Boston Economic Outlook Interest rates expected to rise Projected 3.1 percent gross domestic product growth in 2010 Unemployment expected to decline slowly after recent peak Slight improvement expected, but housing market still challenged Ramifications for FHLB Boston Rising interest rates are generally favorable for growth in income Advances growth highly correlated with healthy housing market Member condition tied to economy and housing market Source: Blue Chip Financial Forecast Projections 24

25 Federal Home Loan Bank of Boston Housing Market and Employment 0% 10% 20% 30% 40% CT MA ME NH RI VT NE US Subprime Loans Prime Loans US NE MA ME CT VT RI NH -40% -30% -20% -10% 0% US NE MA ME CT VT RI NH 0% 5% 10% 15% US NE CT MA ME NH RI VT US NE MA ME CT VT RI NH -10% -8% -6% -4% -2% 0% US NE MA ME CT VT RI NH Percent of Mortgages >30 Days Delinquent Source: MBA 4Q09 national delinquency survey Housing Prices - Projected Peak to Trough Percentage Decline Current Unemployment Rate Projected Peak to Trough Percent Decline in Total Employment Source: New England Economic Partnership Source: BLS February, 2010 (NE data dated Nov. 2009) Source: New England Economic Partnership

26 Federal Home Loan Bank of Boston FHLB Boston Members Aggregate financial condition of the Bank’s members is among strongest in FHLBank System 90 percent of depository institution members have nonperforming asset/total asset ratio of less than three percent Most depository institution members have adequate capital cushion against adverse earnings and asset quality trends of past two years Just one member has failed since 1993

27 Membership Financial Performance Net Operating Revenue = Net Interest Income + Total Non-Interest Income. Source: FDIC Quarterly Banking Profile, Fourth Quarter 2009 Earnings challenges for the Bank’s members Loan loss reserve expense Margin compression Securities losses FDIC assessments Write-down of credit union investments in certain corporate credit unions Member challenges mirror national trends, but less severe New England FDIC-Insured Institutions ($Millions) 13% $0 $200 $400 $600 $800 $1,000 $1,200 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Loan Loss Provision LLP Percent of Net Operating Revenue

28 Federal Home Loan Bank of Boston Financial Reform Legislation House version, H.R. 4173, passed on December 11, 2009 Revamps regulatory agencies, creates oversight of derivatives market, and gives government authority to wind down large, troubled firms Establishes Consumer Financial Protection Agency to protect against mortgages, credit cards, and unfair predatory lending Senate version, “the Dodd bill,” passed out of committee on March 22, 2010 Covers similar ground as House version and includes tough language on ratings agencies Financial companies over $50 billion deemed "systemically significant" would be subject to Federal Reserve Board supervision Consumer protection bureau would reside within the Federal Reserve Expected to go to the Senate floor as early as April 26

29 Federal Home Loan Bank of Boston FHLBanks and Financial Reform Legislation Financial reform likely to happen this year, but elements of current “Dodd bill” would impact FHLBanks Working with the Council of FHLBanks on technical amendments, but nothing intended to structurally damage the System Concentration limit, proprietary trading restrictions, derivatives Future of housing finance GSEs will be considered next year Administration has issued a request for comment House Financial Services has held two hearings, and more expected Focus is on resolution of Fannie Mae and Freddie Mac; we’ll be watching closely Appreciate trade associations’ support

30 Federal Home Loan Bank of Boston Future of Resolution Funding Corporation REFCorp created by Congress as part of FIRREA in 1989 to address savings and loan crisis FHLBanks required to contribute 20 percent of net income to partially offset costs for failed savings and loan institutions Obligation expected to be satisfied in 2012 – nearly 20 years earlier than anticipated We believe best use of these funds after meeting obligation should be to build retained earnings and protect FHLBanks’ financial condition FHLB Boston FHLBanks Retained Earnings Taken at FIRREA $53.0 million $2.5 billion Total REFCorp Interest Payments through Q1 2010 $428.3 million $8.2 billion

31 Federal Home Loan Bank of Boston Bank is owned by you and we fulfill our mission by helping you succeed We work together to provide your communities with a steady supply of credit, in all business cycles We commit to strengthening our earnings and capital position so that we can pay dividends, repurchase excess stock, and more fully fund the Affordable Housing Program as soon as prudently possible community commitment cooperative

Federal Home Loan Bank of Boston 77th Annual Shareholders Meeting April 23, 2010